DELAWARE GROUP® EQUITY FUNDS II
Delaware Large Cap Value Fund

(the “Fund”)

Supplement to the Delaware Large Cap Value Fund’s Prospectuses
dated March 30, 2011

On February 8, 2012, the Board of Trustees approved a proposal to reorganize Delaware Large Cap Value Fund (the "Reorganizing Fund") with and into Delaware Value® Fund (the "Acquiring Fund"), another series of Delaware Group Equity Funds II.

The Reorganizing Fund’s investment objective and policies are similar to those of the Acquiring Fund. Both the Reorganizing Fund and the Acquiring Fund seek long-term capital appreciation by investing primarily in equity securities of large capitalization companies (companies with market capitalizations of $5 billion or greater) that the investment manager believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers.

The Board of Trustees believes that the reorganization will benefit shareholders of the Reorganizing Fund.

Effective as of the close of business on March 9, 2012, the Reorganizing Fund will be closed to new investors. It is anticipated that by the beginning of the second quarter of 2012, Reorganizing Fund shareholders will receive an information statement/prospectus providing them with information about the reorganization and the Acquiring Fund. The reorganization is expected to take place on or about May 11, 2012. Additionally, the Reorganizing Fund will continue to accept purchases from existing shareholders (including reinvested dividends and capital gains) until the last business day before the reorganization.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated February 9, 2012.